STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 006 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Interest in Sensient Technologies Corporation Master Trust	$ 329,493,057	$ 280,082,383
Contributions receivable	382,329	322,493
Notes receivable from participants	4,546,759	4,389,838
Total receivables	4,929,088	4,712,331
Net assets available for benefits	$ 334,422,145	$ 284,794,714